                                                                 EXHIBIT 10.22.3


                      MINOLTA and T/R DEVELOPMENT AGREEMENT
                                    ADDENDUM


This ADDENDUM is entered into as of November 20, 2000 (hereinafter " Effective Date ") by and between T/R and MINOLTA, pursuant to the provisions of the MASTER DEVELOPMENT AGREEMENT between those parties dated April 10, 2000 (hereinafter "MDA"). This ADDENDUM shall be effective as of Effective Date and shall continue in full force and effect until FINAL ACCEPTANCE. The terms and conditions of the MDA shall apply to all work performed under this ADDENDUM and the capitalized terms used in this ADDENDUM shall have the meaning set forth in the MDA. This ADDENDUM consists of the following attachments:

                  Exhibit A - Scope of PROJECT
                  Exhibit B - PRODUCT SPECIFICATIONS
                  Exhibit C - DELIVERABLES
                  Exhibit D - PROJECT SCHEDULE
                  Exhibit E - Payment and Payment Schedule
                  Exhibit F - Specification of MINOLTA's products

IN WITNESS WHEREOF, the parties have executed this ADDENDUM by their authorized representatives as of the Effective Date.


T/R SYSTEMS INC.                                 MINOLTA CO., LTD.


  /s/ Michael E. Kohlsdorf                        /s/ Yoshisuke Takekida
---------------------------------                ------------------------------
(signed)                                         (signed)

Michael E. Kohlsdorf                             Yoshisuke Takekida
---------------------------------                ------------------------------
(printed name)                                   (printed name)

                                                 General Manager

President and CEO                                Systems Development Center
---------------------------------                ------------------------------
(title)                                          (title)

Jan. 31, 2001                                    Jan. 29, 2001
---------------------------------                ------------------------------
(date)                                           (date)


* Confidential information has been omitted and filed separately with the Commission.

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                                    EXHIBIT A
                                Scope of PROJECT


T/R shall undertake and fulfill the development of [ * ], so as to permit MINOLTA's products identified in Exhibit F to connect to and be controlled by the MicroPress commercial printing system, in according with the PRODUCT SPECIFICATION attached hereto as Exhibit B (hereinafter "PRODUCT")and to the PROJECT SCHEDULE attached hereto as Exhibit D (hereinafter "DEVELOPMENT").


* Confidential information has been omitted and filed separately with the Commission.


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                                    Exhibit B
                             PRODUCT SPECIFICATIONS
                             SPECIFICATION OVER VIEW

[ * ]

* Confidential information has been omitted and filed separately with the Commission.



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                                    Exhibit C
                                  DELIVERABLES


    T/R DELIVERABLES                   Item             Exclusive or Non-         Description
                                                          Exclusive
    ----------------                   ----             -----------------         -----------

               [ * ]                  [ * ]               Exclusive           [ * ] Print Drivers
      Communication Hardware                                                    for Mac and Windows
                                                                                 Operating Systems

    Technology and Software           [ * ]               Exclusive           Enables Support for
    Packages                        Enable Software                                    [ * ]
                                      [ * ] for           Exclusive           [ * ] Print Drivers for
                                   Printer Drivers                                Mac and Windows
                                                                                 Operating Systems

    MicroPress Cluster Server          Computer           Non-Exclusive        Intel PC Architecture
                                                                                   Server System


    Server Software                  Host Adapter         Non-Exclusive           Video I/F Card
    [ * ] dedicated functions
                                   Video I/F Cable        Non-Exclusive         Video I/F Cable to
                                                                              connect Host Adapter to
                                                                                       [ * ]

    Technology and Software         Base Software         Non-Exclusive       RIP, PSM, [ * ] Enable
    Packages                                                                     ([ * ] Enable is
                                                                                 Exclusive,seeX2)
                                  Optional Software       Non-Exclusive          All Other Release
                                                                                 Software Modules


    MINOLTA DELIVERABLES             Description
    --------------------             -----------

    [ * ]Copier                       [ * ] sets of [ * ]Copier
                                      [ * ] Copier, ADF, Sorter, Large Capacity Tray

    Reference Controller              [ * ] Controller

    Specifications                    Video Interface Specification
                                      Product Specification
                                      Functional Specification
                                      Inspection Specification


* Confidential information has been omitted and filed separately with the Commission.


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                                    Exhibit D
                                PROJECT SCHEDULE

T/R shall deliver MINOLTA the following T/R DELIVERABLES in accordance with the following schedule.

Alpha Version of PRODUCT                                               [ * ]
Beta Version of PRODUCT                                                [ * ]
Final Candidate Version of PRODUCT                                     [ * ]
Golden Master of PRODUCT                                               [ * ]

The schedule is subject to change based on a change in the scope of the PROJECT and/or DELIVERABLES. T/R and MINOLTA shall mutually agree to any changes in the schedule.


* Confidential information has been omitted and filed separately with the Commission.

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                                    Exhibit E
                          Payment and Payment Schedule

1. MINOLTA shall pay [ * ] to T/R as entire development fee ("DEVELOPMENT fee") for the PROJECT and deliver to T/R the devices specified in Exhibit C.

2. DEVELOPMENT fee shall be paid in accordance with the following schedule.

           PAYMENT           AMOUNT                            TIMING
           -------           ------                            ------
          Payment #1        $ [ * ]       Within [ * ] days after the last signature of
                                          this Addendum

          Payment #2        $ [ * ]       Within [ * ] days after the FINAL ACCEPTANCE


* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit F
                       Specification of MINOLTA's products

[ * ]


* Confidential information has been omitted and filed separately with the Commission.